United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 26, 2008

(Date of earliest event reported)

EMAK Worldwide, Inc.

(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23346 (Commission File No.)	13-3534145 (I.R.S. Employer Identification No.)

6330 San Vicente Boulevard

Los Angeles, California 90048

(Address of Principal executive offices, including zip code)

(323) 932-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 26, 2008, EMAK Worldwide, Inc. (the “Company”) issued a press release announcing the formation of a special committee of independent directors to explore strategic options, including an unsolicited and non-binding proposal from Marlin Equity Partners, LLC to initiate discussions regarding a possible acquisition of the Company. A copy of the press release is filed herewith as exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1	Press Release issued by EMAK Worldwide, Inc. dated June 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAK WORLDWIDE, Inc.

Date: June 27, 2008	By:	/s/Teresa L. Tormey
Teresa L. Tormey,
Chief Administrative Officer and General Counsel

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